Supplement Dated January 1, 1997 to Prospectus
                                Dated May 1, 1996

                         SCHWAB INVESTMENT ADVANTAGE(TM)
                               A Variable Annuity*
                                 Distributed by
                           CHARLES SCHWAB & CO., INC.

                                    Issued by
                             First Transamerica Life
                                Insurance Company


         Charles Schwab & Co., Inc. ("Schwab") and First Transamerica Life Insurance Company ("Transamerica") have agreed that, effective May 1, 1997, Transamerica will assume full responsibility for all aspects of the distribution and administration of the contracts described in the Prospectus ("Contracts"). Thus, as of that date, Schwab will not distribute or provide customer services for the Contracts. Further, Transamerica will change the name of the Contracts sometime after May 1.
         Transamerica is currently reviewing future marketing plans for the Contracts, including a new distributor. Subsequent revisions to the Prospectus will provide detailed information of the changes.
         Schwab will continue to service the Contracts until May 1 and Transamerica will assume full responsibility for customer service after May 1.







* Group Certificate Form FTCG-101-193